The Mosaic Company
Earnings Conference Call – Third  Quarter 2013
November 5, 2013
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
2
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the proposed acquisition of the Florida phosphate assets and certain related liabilities of CF
Industries, Inc. (“CF”) and the ammonia supply agreements with CF; the benefits of the transactions with CF; future strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic
Company's management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the possibility that the closing of the proposed phosphate asset acquisition may be delayed or may not occur, including delays arising from any inability to obtain governmental approvals of the transaction on the proposed terms and schedule and the ability to satisfy other closing conditions; difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, regulatory agencies might not take, or might delay, actions with respect to permitting or regulatory enforcement matters that are necessary for Mosaic to fully realize the benefits of the transactions including replacement of CF’s escrowed financial assurance funds, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with
CF becomes disadvantageous to Mosaic; customer defaults; the effects of our decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients;
changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into
Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic's operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company's processes for managing its strategic priorities; the ability of the Northern Promise joint venture among Mosaic, Ma'aden and SABIC to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central Florida or the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management's current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, or the liabilities Mosaic is assuming in the proposed phosphate assets acquisition; brine inflows at Mosaic's Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic's operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company's reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Third Quarter Financial Highlights
$1.9 billion $144 million
$0.29 diluted earnings per share
Includes $0.22 negative impact of notable items
3
$1,419
$523
Net Sales
Phosphates
Potash
$92
$58
Operating Earnings

Third Quarter Strategic Focus
The Company continues to execute well against its strategic
priorities:
Growth in phosphate cash flows through acquisitions, joint
ventures, as well as cost and sustaining capital reductions
Growth in potash cash flows through continued execution of
our expansion and cost and sustaining capital reduction
plans
Leveraging innovation through premium products
Focused on capital allocation through asset portfolio
reshaping

Strategic Portfolio Reshaping
Mosaic made several strategic decisions focusing and reshaping its asset portfolio:
Argentina and Chile distribution exit; focus on Brazil
Planned sale of Hersey, Michigan, salt operation and closure of potash operation
Ammonia contract and subsequent expensing of ammonia
FEED work
The Company will continue to:
Optimize and enhance its asset portfolio
Pursue opportunities to return capital to shareholders

Near-term Market Challenges to Continue Soft pricing environment - Supply & demand driven - Lack of potash contracts and price discovery Late North American Fall season Cautious buyer behavior

Long-term Opportunity Remains Great
Yield growth required to keep up with demand
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual  Area Forecast Area Actual Yield Required Yield 1980 -10 Yield Trend

Near Record Affordability
0.5
0.75
1
1.25
1.5
1.75
05 06 07 08 09 10 11 12 13
Plant Nutrient Affordability
Plant Nutrient Price Index / Crop Price Index
Affordability Metric Average
Source: Green Markets, CME, USDA, AAPFCO, Mosaic

Stable Long-term Supply and Demand Outlook
Potash Production, Capacity and Operating Rate Forecast
Capacity Production Operating Rate
Source: Mosaic
40%
50%
60%
70%
80%
90%
100%
0
10
20
30
40
50
60
70
80
90
2000 2004 2008 2012 2016 2020

Positive Long-term Supply and Demand Outlook
Phosphate Production,
Capacity and Operating Rate Forecast
Source: Mosaic
65%
70%
75%
80%
85%
90%
95%
0
20
40
60
80
100
120
2000 2004 2008 2012 2016 2020
Capacity Production Op Rate

Financial Results Review

12
In millions, except per share amounts
Three Months Ended
September 30,
2013
September 30,
2012
Net Sales $1,908.7 $2,645.7
Gross Margin $386.9 $774.6
% of net sales 20.3% 29.3%
SG&A $94.4 $114.8
Net Earnings Attributable to Mosaic $124.4 $417.4
% of net sales 6.5% 15.8%
Diluted EPS $0.29 $0.98
Effective Tax Rate
(5.7)% 30.4%
Cash Flow (Used in) Provided by
Operations
$(45.0) $343.8
Cash and Cash Equivalents $3,338.6 $3,548.5
Mosaic Financial Performance

Cash from Operations
Items impacting third quarter cash from operations:
Lower earnings
Higher final price deferred volumes
Higher payments with vendors
Lower customer prepayments
Strong cash flow in June of 2013
Accounts receivable timing

OPERATING EARNINGS BRIDGE
$IN MILLIONS
450
400
350
300
250
200
150
100
50
0
Q3 2012 OE
Sales price
Sales volumes
Resource taxes & royalties
Other
Q3 2013 OE

Potash Segment Highlights
Third quarter highlights:
In millions, except MOP price Q3 2013 Q2 2013 Q3 2012
Net sales $523 $974 $927
Gross Margin $184 $389 $441
Percent of net sales
35% 40% 48%
Operating earnings $92 $346 $398
Sales volumes 1.4 2.4 1.8
Production volume 2.0 2.2 1.5
Production operating rate 73% 81% 67%
Avg MOP selling price $342 $366 $453
1. Net sales declined year over year as a result of lower shipment volumes and lower realized prices, driven by cautious dealer behavior and delayed fall application.
2. Operating earnings include a loss of $48 million on planned sale of the Hersey, Michigan salt operation and closure of Hersey’s potash business, as well as a $9 million loss related to mineral rights settlement.

OPERATING EARNINGS BRIDGE
$IN MILLIONS
300
250
200
150
100
50
0
Q3 2012 OE
Sales price
Sales volumes
Other
Q3 2013 OE

Phosphates Segment Highlights
Third quarter highlights:
In millions, except DAP price Q3 2013 Q2 2013 Q3 2012
Net sales $1,419 $1,646 $1,741
Gross Margin $193 $279 $329
Percent of net sales 14% 17% 19%
Operating earnings $58 $191 $246
Sales volumes 2.7 2.9 2.9
NA production volume (a) 2.1 2.1 2.1
Finished product operating rate 88% 84% 85%
Avg DAP selling price $436 $477 $533
(a) Includes crop nutrient dry concentrates and animal feed ingredients
1. Lower gross margin year-over-year reflects lower finished product prices, only partially offset by lower raw material costs, specifically ammonia and sulfur.
2. Operating earnings include a $75 million loss related to planned exit of Argentina and Chile distribution and write off of initial ammonia plant investments.

$800
$700
$600
$500
$400
$300
$200
$100
$-
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013F
Realized in Cost of Goods Sold
Market Prices

$250
$200
$150
$100
$50
$-
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013F
Realized in Cost of Goods Sold
Market Prices

Phosphate Raw Material Trends Ammonia Sulfur ($/tonne) ($/tonne)

Balance Sheet Update
We continue to have substantial cash and capital to
redeploy:
No impact to shareholder distribution plans from
announced phosphate acquisition
Debt issuance expectations
Share repurchase discussions

18
Financial Guidance Summary
Category Guidance – Calendar Q4 2013
Potash
Q4 Sales volume 1.5 – 1.9 million tonnes
Q4 MOP selling price $285 - $310 per tonne
Q4 Gross margin rate in the mid 20 percent range
Q4 Operating rate below 65% percent
Canadian Resource Taxes
and Royalties
$40 - $60 million
Brine Management $45 - $55 million

19
Financial Guidance Summary
Category Guidance – Calendar Q4 2013
Phosphates
Q4 Sales volume 2.5 – 2.9 million tonnes
Q4 DAP selling price $370 - $400 per tonne
Q4 Operating rate approximately 80% percent
range
Q4 Gross margin rate to be flat with 3rd quarter
Corporate
Total SG&A – Q4 $90 - $105 million
CAPEX & Investments –
7 month
$900 million - $1.1 billion
Effective Tax Rate –
7 month
Upper teens percent range, excluding notable
items

Helping the World Grow the Food it Needs

Mosaic is currently implementing a new inventory valuation system. After implementation, Mosaic expects to include this information in its performance data disclosures.
Q3 2013 Percent
Ammonia ($/MT)
Realized in COGS $486
Average Purchase Price $488
Sulfur ($/LT)
Realized in COGS $167
Average Purchase Price $121
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 3,219 88%
Purchased Miski Mayo rock 366 10%
Other purchased rock 78 2%
Total 3,663 100%
Average cost / tonne consumed rock $58
Raw Material Cost Detail

(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
CY13 Q3
Actual
Change
CY13 Q3
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS Impact
Marketing
MOP Price ($/tonne)
(b)
$342 $50 35% 12% $64 $0.12
Potash Volume
(million tonnes)
1.4 0.5 35% 12% $62 $0.12
DAP Price ($/tonne) $436 $50 14% 7% $100 $0.19
Phosphate Volume
(million tonnes)
2.7 0.5 14% 5% $67 $0.13
Raw Materials
Sulfur ($/lt) $167 $50 14% 3% $44 $0.08
Ammonia ($/tonne) $486 $50 14% 2% $23 $0.04
Earnings Sensitivity to Key Drivers (a)